UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2021

HYLIION HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38823	82-2538002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1202 BMC Drive, Suite 100
Cedar Park, TX 78613

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code (833) 495-4466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HYLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On April 7, 2021, Hyliion Holdings Corp. (“Hyliion” or the “Company”) issued a press release announcing the formation of its Hypertruck Innovation Council. The Hypertruck Innovation Council is a collaboration that includes fleet and technology leaders Agility Logistics, American Natural Gas, Anheuser-Busch, GreenPath Logistics, NFI, Penske Truck Leasing, Ruan Transportation Management Systems, Ryder System, Inc., Schneider, Wegmans Food Markets, and Werner Enterprises (the “Council members”). The collaboration does not in any way limit the Company’s ability to further commercialize the Hypertruck ERX.

A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this report and the exhibit attached hereto are furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Forward Looking Statements

Statements in this report, including all statements regarding the Hypertruck Innovation Council and our Hypertruck ERX, include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this report, regarding Hyliion and its future financial and operational performance, as well as its strategy, future operations, estimated financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used in this report, including any oral statements made in connection therewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyliion expressly disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this report. Hyliion cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyliion. These risks include, but are not limited to, Hyliion’s ability to disrupt the powertrain market, Hyliion’s focus in 2021 and beyond, the effects of Hyliion’s dynamic and proprietary solutions on its commercial truck customers, accelerated commercialization of the Hypertruck ERX, the ability to meet 2021 and future product milestones, the impact of COVID-19 on long-term objectives, the ability to reduce carbon intensity and greenhouse gas emissions and the other risks and uncertainties set forth in “Risk Factors” section of Hyliion’s annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2021 for the year ended December 31, 2020. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Should one or more of the risks or uncertainties described in this report occur, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Hyliion’s operations and projections can be found in its filings with the SEC. Hyliion’s SEC Filings are available publicly on the SEC’s website at www.sec.gov, and readers are urged to carefully review and consider the various disclosures made in such filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are provided as part of this report.

Exhibit No.	Description
99.1	Press Release issued by Hyliion titled “Hyliion Forms Hypertruck Innovation Council to Advance Electrification Solutions for Commercial Transportation Industry”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

HYLIION HOLDINGS CORP.

	By:	/s/ Thomas Healy
Date: April 7, 2021		Thomas Healy
Chief Executive Officer

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